T. Rowe Price Asia Opportunities Fund

Supplement to Summary Prospectus Dated March 1, 2020

On page 7, the disclosure under “Management” is supplemented as follows:

Effective July 1, 2020, T. Rowe Price Singapore Private Ltd. (Price Singapore) will be added as an investment subadviser to the fund.

The date of this supplement is June 16, 2020.

F104-041-S 6/16/20